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                                                                    EXHIBIT 99.1

                                                           OMB Number: 3235-0569
                                                       Expires: January 31, 2003


   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Terry Considine, state and attest that:

      (1) To the best of my knowledge, based upon a review of the covered reports of Apartment Investment and Management Company, and, except as corrected or supplemented in a subsequent covered report:

      o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and


      o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

      (2) I have reviewed the contents of this statement with Apartment Investment and Management Company's audit committee.

      (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

      o Annual Report on Form 10-K for the fiscal year ended December 31, 2001 of Apartment Investment and Management Company;

      o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Apartment Investment and Management Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

      o  any amendments to any of the foregoing.


                                                   Subscribed and sworn to
                                                   before me this 12th day
                                                   of August 2002.

   /s/ Terry Considine                             /s/   Sonja J. Ostrom
-------------------------------                    --------------------------
Terry Considine                                    Notary Public
Chairman and Chief Executive Officer
                                                   My Commission Expires:
August 12, 2002
                                                        6/20/04